CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated November 29, 2011 on the financial statements and financial highlights of Bishop Volatility Flex Fund, a series of shares of beneficial interest of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2011 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

January 27, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated November 22, 2011 on the financial statements and financial highlights of CWC Small Cap Aggressive Value Fund. Such financial statements and financial highlights appear in the 2011 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 27, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated November 29, 2011 on the financial statements and financial highlights of The Guardian Fund (formerly, The Lacerte Guardian Fund), a series of shares of beneficial interest of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2011 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

January 25, 2012

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Prospectus and Statement of Additional Information, which are part of such Registration Statement (No. 333-122917) on Form N-1A of MutualHedge Frontier Legends Fund, a series of the Northern Lights Fund Trust, of our report dated December 7, 2011, relating to our audits of the consolidated financial statements and consolidated financial highlights as of September 30, 2011 and for the year then ended and for the period from December 31, 2009 (commencement of operations) through September 30, 2010.

We also consent to the references to our firm under the headings "Independent Registered Public Accounting Firm" appearing in the Statement of Additional Information and "Consolidated Financial Highlights" appearing in the Prospectus, which are part of the Registration Statement.

/s/ McGladrey & Pullen, LLP

Denver, Colorado

January 30, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated November 29, 2011 on the financial statements and financial highlights of Navigator Equity Hedged Fund, a series of shares of beneficial interest of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2011 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

January 25, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated November 29, 2011 on the financial statements and financial highlights of Sierra Core Retirement Fund, a series of shares of beneficial interest of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2011 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

January 25, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of the Northern Lights Fund Trust and to the use of our reports dated November 22, 2011 on the financial statements and financial highlights of SouthernSun Small Cap Fund, a series of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2011 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.

/s/TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 27, 2012